LOAN AGREEMENT


         THIS LOAN AGREEMENT (the "Agreement") is made and entered into to be effective as of June 28, 2011 (the "Effective Date"), by and between MEDINA INTERNATIONAL HOLDINGS, INC., a California corporation ("Lender") and WINTEC PROTECTIVE SYSTEMS, INC., a Texas corporation ("Borrower").

                                    ARTICLE I
                                LOAN TO BORROWER

         1.1 Loan. Subject to the terms and conditions set forth in this Agreement, and the other agreements, instruments, and documents executed and delivered in connection herewith and pursuant hereto, including but not limited to the Note (as hereafter defined), the Exchange Agreement (as hereafter defined), the Consulting Agreements (as hereafter defined), the Redemption and Purchase Agreement (as hereafter defined), the Amended and Restated Bylaws (as hereafter defined), and the Shareholders' Agreement (as hereafter defined) (collectively, the "Ancillary Agreements" and together with this Agreement, the "Loan Documents"), Lender shall extend a loan to Borrower, and Borrower shall borrow from Lender, the sum of up to One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00), in cash (the "Loan").

         1.2 Use of Loan Funds. The Loan shall be used solely for the purpose of expanding the business of Borrower, and other similar purposes, and not for the funding of any disbursements or distributions to the shareholders of Borrower.

         1.3 Funding of Loan. The Loan shall be funded by the Lender in a series of advancements, as follows:

                  (a) Fifty Thousand and No/100 Dollars ($50,000.00) of the Loan shall be funded upon full execution and delivery of the Loan Documents (the "Initial Funding").

                  (b)  Four   Hundred   Fifty   Thousand   and  No/100   Dollars
         ($450,000.00) of the Loan shall be funded within thirty (30) days of the Initial Funding.

                  (c) One Million and No/100 Dollars ($1,000,000.00) of the Loan shall be funded at such times, and in such amounts, as the Borrower shall request from Lender in writing.

         1.4 Promissory Note. The Loan shall be evidenced by a revolving promissory note made by Borrower in favor of Lender (together with any renewals, extensions, and increases thereof, the "Note"), duly executed by Borrower, of even date herewith, in the original principal amount of the Loan, and in form and substance acceptable to the Lender, bearing interest at a rate of one percent (1.00%) per annum. The Note shall be due and payable at such times and in such amounts as Borrower may determine, in its sole discretion, with the total outstanding principal balance of the Note, and all accrued but unpaid interest thereon, due and payable in full on the four (4) year anniversary of the Effective Date.


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                                   ARTICLE II
                              ANCILLARY AGREEMENTS

         2.1 Exchange Agreement. Lender shall contribute three million (3,000,000) shares of common stock of Lender, $0.0001 par value per share, as a contribution to the capital of Borrower, in exchange for the issuance by Borrower to Lender of twenty million four hundred thousand (20,400,000) shares of common stock of Borrower, $0.001 par value per share, all pursuant to that certain Contribution and Exchange Agreement executed by and between Borrower and Lender contemporaneously herewith (the "Exchange Agreement").

         2.2 Licensing Agreements. In connection with and as further consideration for making the Loan to Borrower, Borrower shall grant to Lender:

                  (a)  An   exclusive   license   for  the  use  of   Borrower's
         anti-corrosion material for small marine craft, pursuant to that certain License Agreement executed by and between Borrower and Lender contemporaneously herewith (the "License Agreement"); and

                  (b) The right of first refusal to exclusively license such intellectual property of Borrower as Borrower shall, from time to time, negotiate to license to third parties, pursuant to that certain Right of First Refusal Agreement executed by and between Borrower and Lender contemporaneously herewith (the "ROFR Agreement").

         2.3 Redemption and Purchase Agreement. After the full repayment of the Note, and upon prior written notice from Borrower, (a) Borrower shall redeem and liquidate from Lender twelve million four hundred thousand (12,400,000) shares of common stock in Borrower then-owned by Lender, and (b) Lender shall grant Borrower options to purchase three million (3,000,000) shares of common stock of Lender, $0.0001 par value per share, at a strike price of Ten Cents ($0.10) per share, all pursuant to that certain Stock Redemption and Purchase Agreement executed by and between Borrower and Lender contemporaneously herewith (the "Redemption and Purchase Agreement").


         2.4 Amended and Restated Bylaws. Borrower shall, with the advice and consent of Lender, amend and restate Borrower's corporate Bylaws, to provide for certain restrictions on voting and the disposition of shares of common stock of Borrower, and to increase the number of Directors of Borrower's Board of Directors, pursuant to those certain Amended and Restated Bylaws of the Borrower, authorized and approved by Borrower's shareholders and Board of Directors contemporaneously herewith (the "Amended and Restated Bylaws").

         2.5 Shareholders' Agreement. The shareholders of Borrower, including but not limited to Lender, shall execute and enter into that certain Shareholders' Agreement, restricting the transfer of the shares of common stock of Borrower held by Lender (the "Shareholders' Agreement").


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                                   ARTICLE III
                                     CLOSING

         3.1 Closing. The closing of the Loan contemplated hereby, and the funding of the Initial Funding, shall occur upon the full execution of this Agreement.

         3.1 Closing Documents. Prior to or contemporaneously with the execution and delivery of this Agreement:

                  (a) Borrower shall deliver or cause to be delivered to the Lender a duly executed Note, a duly executed Exchange Agreement, duly executed Consulting Agreements, a duly executed Redemption and Purchase Agreement, duly authorized Amended and Restated Bylaws, a duly executed Shareholders' Agreement, and a written consent action of the shareholders and Board of Directors of Borrower, authorizing this Agreement and the Loan Documents, among other things; and

                  (b) Lender shall deliver the Initial Funding to Borrower, a duly executed Exchange Agreement, duly executed Consulting Agreements, a duly executed Redemption and Purchase Agreement, and a duly executed Shareholders' Agreement.

                                   ARTICLE IV
                              COVENANTS OF BORROWER

         4.1 Affirmative Covenants. Until the Note and all other obligations and liabilities of the Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, Borrower agrees and covenants that it will, unless the Lender otherwise consents in writing:

                  (a) Conduct its operations in the ordinary course of business consistent with past practices, and use reasonable efforts to preserve intact its current business organizations, preserve their relationships with customers, suppliers and others having business dealings with them, and preserve the goodwill of the Borrower;

                  (b) Apply the Loan proceeds strictly in compliance with
         Section 1.2 hereof;

                  (c) Promptly notify the Lender, in writing, about any event which, in Borrower's reasonably opinion, constitutes or will, by giving notice or with the passage of time or both, constitute an Event of Default (as hereafter defined).

                  (d) Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between the Borrower and the Lender, including, without limitation, the other Loan Documents;

                  (e)  Maintain adequate liability insurance at all times; and

                  (f) Execute and deliver, or cause to be executed and delivered, and any all other agreements, instruments, or documents which the Lender may reasonably request in order to give effect to the transactions contemplated under this Agreement and the other Loan Documents.


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         4.2 Negative  Covenants.  Until the Note and all other  obligations and liabilities of the Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, Borrower agrees and covenants that it will NOT, unless the Lender otherwise consents in writing:

                  (a) Use the Loan funds for any purpose in contravention of
         Section 1.2;

                  (b) Assign or attempt to assign the Note, this Agreement, or any of the Ancillary Agreements;

                  (c) Fail to pay when due any part of the principal of, or interest on, the Note or any other indebtedness or obligation from time to time owing by the Borrower to the Lender;

                  (d) Fail to perform any term or condition or covenant of this Agreement or any other agreement between the Borrower and the Lender (including, without limitation, any of the Ancillary Agreements);

                  (e) Declare insolvency or bankruptcy, or make an assignment for the benefit of creditors, or consent to the appointment of a trustee or receiver of other officer of a court or other tribunal with respect to Borrower or the property of Borrower;

                  (f) Fail to discharge a trustee, receiver, or other officer of the court if such officer is appointed for Borrower without Borrower's consent, within thirty (30) days of such appointment;

                  (g) Fail to  discharge,  bond,  or  dismiss  any  entry of any judgment against the Borrower or the issuance or entry of any attachment or other lien against any of the property of the Borrower for an amount in excess of Ten Thousand and No/100 Dollars ($10,000.00), within thirty (30) days of such entry or issuance;

                  (h) Default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Loan or perform its obligations under this Agreement or any of the Ancillary Agreements;

                  (i) Amend its organizational and governing corporate documents, except as specifically contemplated herein;

                  (j) (i) Declare, set aside or pay any distribution (whether in cash, shares or property, or any combination thereof) to its shareholders, or make any other actual, constructive or deemed distribution to any of its shareholders, or otherwise make any payments to its shareholders in their capacity as such if Borrower is delinquent in any payments of the Note; or (ii) redeem, repurchase or otherwise acquire, directly or indirectly, any of its shares of common stock, except as specifically contemplated herein, if Borrower is delinquent in any payments of the Note;


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                  (k) Incur or assume any indebtedness or mortgage or pledge any of its material assets, tangible or intangible,  or create or suffer to
         exist  any  lien   thereupon,   except   ordinary  course  of  business
         transactions, unless: (i) and Event of Default does not exist, and (ii) Lender is unwilling or unable to fund advances requested by or due to Borrower pursuant to the Note or this Agreement;

                  (l) Sell, lease, license or otherwise grant to any entity or individual any rights in any material assets or properties of the
         Borrower, including but not limited to Borrower's intellectual property, without Lender's prior written consent; or

                  (m) Take or agree in writing or otherwise to take any action which would make any of the representations or warranties of the Borrower contained in this Agreement untrue, incomplete or incorrect in any material respect.

         4.3 Events of Default. A violation of this Agreement, including but not limited to a violation of the affirmative covenants contained in Section 4.1 hereof, the negative covenants contained in Section 4.2 hereof, or the representations and warranties of Borrower contained in Section 5.2 hereof, shall constitute an "Event of Default", upon which the entire unpaid principal balance of the Note, together with all accrued by unpaid interest thereon, and all other indebtedness then owing by the Borrower to the Lender shall, at the option of the Lender, become immediately due and payable if the notice provisions, if any, set forth in the Note are complied with.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         5.1 Representations of Lender. Lender hereby represents and warrants the following to Borrower:

                  (a) Lender is a corporation duly organized, validly existing, and in good standing under the laws of the State of California.

                  (b) Lender has full right, power, legal capacity and authority to execute, deliver and perform this Agreement and all Ancillary Agreements and to consummate the transactions contemplated herein and thereby, including the full right, power, legal capacity and authority to enter into the Loan and the Ancillary Agreements. This Agreement has been duly executed and delivered by Lender and constitutes, and all documents and instruments referred to herein or contemplated hereby when duly executed and delivered by Lender will constitute, legal, valid and binding obligations of Lender enforceable in accordance with their respective terms and conditions, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).


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                  (c) No approval, consent or other order or action of or filing with any court, administrative agency, governmental authority or other third party is required for the execution, delivery or performance by Lender of this Agreement or the Ancillary Agreements.

                  (d) The execution and delivery of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby and the performance by Lender of its respective obligations hereunder and thereunder, will not constitute a violation of, conflict with or result in a default under (i) any mortgage, indenture, charter or bylaw provision, contract, agreement, commitment or other instrument of any kind to which Lender is a party or by which Lender or any of its respective assets may be bound or affected, or (ii) any law, rule or regulation applicable to Lender or any court injunction, order or decree, or any valid and enforceable order of any governmental agency having jurisdiction over Lender.

                  (e) Lender is in compliance with, and has conducted and does conduct its business and operations in compliance with all applicable Federal, state, and local laws, rules and regulations affecting Lender.

                  (f) Lender has adequate unrestricted earned surplus and capital surplus to deliver and fund the Loan pursuant to this Agreement.

         5.2 Representations of Borrower. Borrower hereby represents and warrants the following to Lender:

                  (a) Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas.

                  (b) Borrower has full right, power, legal capacity and authority to execute, deliver and perform this Agreement and all Ancillary Agreements and to consummate the transactions contemplated herein and thereby, including the full right, power, legal capacity and authority to enter into the Loan and the Ancillary Agreements. This
         Agreement has been duly executed and delivered by Borrower and constitutes, and all documents and instruments referred to herein or contemplated hereby when duly executed and delivered by Borrower will constitute, legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms and conditions, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

                  (c) No approval, consent or other order or action of or filing with any court, administrative agency, governmental authority or other third party is required for the execution, delivery or performance by Borrower of this Agreement or the Ancillary Agreements.

                  (d) Borrower has full legal and beneficial title to all of its assets and intellectual property free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts and encumbrances.

                  (e) The execution and delivery of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby and the performance by Borrower of its respective obligations hereunder and thereunder, will not constitute a violation of, conflict with or result in a default under (i) any mortgage, indenture, charter or bylaw provision, contract, agreement, commitment or other instrument of any kind to which Borrower is a party or by which Borrower or any of its respective assets may be bound or affected, or (ii) any law, rule or regulation applicable to Borrower or any court injunction, order or decree, or any valid and enforceable order of any governmental agency having jurisdiction over Borrower.

                  (f) Borrower is in compliance with, and has conducted and does conduct its business and operations in compliance with all applicable Federal, state, and local laws, rules and regulations affecting Borrower.

                  (g) Borrower acknowledges and agrees that the Loan is not transferable and may not be assigned, in whole or in part, to any other party.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Tax. Lender shall have no obligation for the payment or withholding of any Federal, state, or other taxes applicable to the extension of credit described herein. Borrower shall be solely responsible for the reporting of all income and payment of all taxes in the event that the Loan is deemed to be income to Borrower. Borrower shall indemnify and hold Lender harmless for any expense or costs incurred by Lender from Borrower's failure to comply with the provisions of this section.

         6.2 Waiver and Agreement. Neither the failure nor any delay on the part of the Lender to exercise any right, power, or privilege herein or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. No waiver of any provision in this Agreement or in any of the other Loan Documents, and no departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Lender, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

         6.3 Nature and Survival of Representations, Warranties and Agreements. All representations, warranties and covenants of Lender and Borrower contained in this Agreement, and all statements contained in this Agreement or in any instrument delivered by or on behalf of Lender and Borrower pursuant hereto, shall be deemed representations, warranties, covenants and agreements by the person or entity making or delivering such statement or instrument, and all such representations, warranties, covenants, and agreements shall survive the closing and the consummation of the transaction contemplated herein.

         6.4      Miscellaneous Provisions.

                  (a) The captions, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (b) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (c) The parties agree to execute and deliver any additional agreements or documents and to take such other actions as may be reasonably necessary or appropriate to effectuate the intent of this Agreement and to comply with the pertinent provisions of state and Federal law.

                  (d) This Agreement shall be binding on, inure to the benefit of and be enforceable by Lender and Borrower and their respective heirs, personal representatives, successors and assigns.

                  (e) This Agreement shall, at all times, be considered a contract made under the laws of the State of Texas, for all purposes, and shall be governed by and construed in accordance with the laws of Texas. Jurisdiction for all disputes relating, in any way, to this Agreement, shall lie exclusively in the courts of Harris County, Texas.

                  (f) This Agreement, together with the Ancillary Agreements, constitutes the entire agreement of the parties hereto and supersedes all prior understandings with respect to the subject matter hereof.

                  (g) This Agreement may only be modified, altered or amended in a writing executed by a duly authorized representative of each party.

         IN WITNESS WHEREOF, this Agreement has been executed and shall take effect as of the Effective Date.

LENDER:                                                       BORROWER:

MEDINA INTERNATIONAL                           WINTEC PROTECTIVE SYSTEMS, INC.,
HOLDINGS, INC., a California                   a Texas corporation
corporation

                                              By: ______________________________
By: ________________________________                     Robert Doherty
         Daniel Medina                                   Chief Executive Officer
         President